UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2004

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, FL		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

This Amendment No. 1 to the Form 8-K originally filed on October 5, 2004 attaches Exhibit 10.95, which was omitted from the original filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.95- Amended and Restated Credit Agreement, dated as of September 29, 2004 among RailAmerica, Inc., Palm Beach Rail Holdings, Inc., RailAmerica Transportation Corp., as Borrower, RailAmerica Canada Corp., as the Canadian Term Borrower, Railink Canada Ltd., as the Canadian Revolver Borrower, as the Lenders, UBS Securities LLC, as sole Lead Arranger and Bookrunner, UBS AG, Stamford Branch, as Administrative Agent, and The Bank of Nova Scotia, as Collateral Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc. (Registrant)

October 6, 2004	By:	Robert J. Rabin

Name: Robert J. Rabin
Title: Vice President and Corporate Controller (Chief Accounting Officer)

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Exhibit Index

Exhibit No.	Description

EX-10.95	Amended and Restated Credit Agreement, dated as of September 29, 2004